UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2012

VARCA VENTURES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-166548	98-0658381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Ringling Boulevard, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 951-0787

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 18, 2012, the registrant and its wholly-owned subsidiary, Wildcat Mining Corporation, entered into a letter agreement with Sarasota Varca II, LLC ("Lender") to amend the terms of that certain $600,000 loan from Lender to Varca described in our Current Report on Form 8-K filed with the SEC on June 28, 2012.  Pursuant to the letter agreement, Lender’s option to convert any balloon payment of outstanding principal and all accrued and unpaid interest into shares of our common stock at $0.25 per share was adjusted to $0.10 per share in exchange for certain services and accommodations to be made by Lender.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01  Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Modification to Loan Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca Associates II, LLC, dated September 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2012	Varca Ventures, Inc.

/s/ Roger Tichenor
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Modification to Loan Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Sarasota Varca Associates II, LLC, dated September 18, 2012.

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